Exhibit 99.1

                                  CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a)and(b) of Section 1350, Chapter 63 Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of PacketPort.com, Inc., a Nevada corporation (the "Company"), does hereby certify, to such officers' knowledge, that:

The Quarterly Report on Form 10QSB for the quarter ended April 30, 2003 (the "Form 10QSB") of the Company fully complies with the requirements of section 13(a)or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: June 12, 2003

by: /s/Ronald A. Durando
       --------------------------------
       Ronald A. Durando, Chairman, Chief Executive Officer





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                                  CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a)and(b) of Section 1350, Chapter 63 Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of PacketPort.com, Inc., a Nevada corporation (the "Company"), does hereby certify, to such officers' knowledge, that:

The Quarterly Report on Form 10QSB for the quarter ended April 30, 2003 (the "Form 10QSB") of the Company fully complies with the requirements of section 13(a)or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: June 12, 2003

by: /s/Gustave T. Dotoli
    --------------------------------
    Gustave T. Dotoli, Director, Chief Operating Officer